FIRST AMENDMENT TO LEASE
                                      DATED
                                 OCTOBER 9, 1996
                                     BETWEEN
                      JACK DYMOND LATHING COMPANY (LESSOR)
                                       AND
                        CATAPULT COMMUNICATIONS (LESSEE)

This Amendment to Lease is entered into this 22nd day of August 2000 by and between Jack Dymond Lathing Company (Lessor) and Catapult Communications (Lessee).

WHEREAS, Lessor and Lessee agree to modify the Lease as follows:

1. Article 7.02 (a): Change to read as follows; 25% of all water, sewer and common area charges for the Industrial Center, City of Mountain View, account number 3070-43600.00 and 3070-440000.00 as billed to Lessee by Lessor, and 16.72% of the following, including but not limited to, landscape maintenance, lighting maintenance, and parking lot sweeping.

2. Article 8.03: Change lines 12-16 to read as follows; Lessee shall pay to Lessor, as additional rent, an amount equal to 100% of the premiums paid by Lessor for the hazard and rental income insurance policies described herein for Building F, 160 South Whisman Road, Mountain View, California, such amount to be paid within ten (10) days after Lessee's receipt of a billing therefore from Lessor.

3. Article 10.01: Change to read as follows; Lessee shall pay to Lessor as additional rent, 25% of all real property taxes levied or assessed against parcel number 160-64-017-00 during the Lease term, except that:

4. Effective date of this Amendment to Lease shall be August 22, 2000.

5. All other terms and conditions of the Lease are hereby ratified and confirmed.

NOW THEREFORE, the parties agree that this Amendment modifies the terms and conditions of the Lease. In the event of any conflict between this Amendment and the Lease, the provisions of the Amendment shall govern.

IN WITNESS HEREOF, the parties hereto have executed these presents as of the day and year first above mentioned.

LESSOR:  JACK DYMOND LATHING COMPANY

BY: ________________________________

DATED: _____________________________


LESSEE:  CATAPULT COMMUNICATIONS

BY: ________________________________

DATED: _____________________________

                     Second Amendment and Extension to Lease
                                      Dated
                                 October 6, 1996
                                     Between
                      Jack Dymond Lathing Company (Lessor)
                                       And
                        Catapult Communications (Lessee)

This Amendment to Lease is entered into this 8th day of October 2001 between Jack Dymond Lathing Company (Lessor) and Catapult Communications (Lessee).

Whereas, Lessor and Lessee agree to modify the Lease as follows:

     1. ARTICLE 2.01 TERM: The term of the Lease shall be extended for a period of three (3) years beginning on February 10, 2002 and ending on February 9, 2005.

     2. ARTICLE 3.01 RENT: The monthly rent during the extended period will be as follows:

             MONTHS                      RENT                     RENT/SQ.FT.
           ------------                ----------                 -----------
              1-12                     $15,087.50                  $.85 NNN
             13-24                     $15,442.50                  $.87 NNN
             25-36                     $15,797.50                  $.89 NNN

     3. The effective date of this Amendment to Lease shall be February 10, 2002.

     4. All other terms and conditions of the Lease are hereby ratified and confirmed.

NOW THEREFORE, the parties agree that this Amendment modifies the terms and conditions of the Lease. In the event of any conflict between the Amendment and the Lease, the provisions of the Amendment shall govern.

IN WITNESS HEREOF, the parties hereto have executed these presents as of the day and year first above mentioned.

LESSOR:  JACK DYMOND LATHING COMPANY

BY: ________________________________

DATE: ______________________________


LESSEE:  CATAPULT COMMUNICATIONS

BY: ________________________________

DATE: ______________________________

                                  BT COMMERCIAL

                                    SUBLEASE

     1. PARTIES. This Sublease, dated January 25, 2000, is made between WESCORP a division of DESCO INDUSTRIES, INC., a California Corporation ("Sublessor"), and CATAPULT COMMUNICATIONS, a California Corporation ("Sublessee").

     2. MASTER LEASE. Sublessor is the lessee under a written lease dated December 3, 1996, wherein JACK DYMOND LATHING COMPANY, a California General Partnership "Lessor") leased to Sublessor the real property located in the City of Mountain View County , County of Santa Clara , State of California , described as 190 South Whisman Road, Building B ("Master Premises"). Said lease has been amended by the following amendments: NONE ; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

     3. PREMISES. Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): The entire premises per the Master Lease .

     4. WARRANTY BY SUBLESSOR. Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

     5. TERM. The Term of this Sublease shall commence on February 15, 2000 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on December 31, 2001 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty
(30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

     6. RENT.

6.1 Minimum Rent. Sublesee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at DESCO INDUSTRIES, INC., 3651 Walnut Avenue, Chino, CA 91710, Attention Mr. David Maerzke or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Eight Thousand Eight Hundred Eighty Four and No/100 Dollars ($8,884.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Eight Thousand Eight Hundred Eighty Four and No/100 Dollars ($8,884.00) as rent for February 15, 2000 to March 14, 2000 . If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per them basis. Additional provisions: Rent shall increase on February 15, 2001 from Eight Thousand Eight Hundred Eighty Four and No/100 Dollars ($8,884.00) per month to Nine Thousand Four Hundred Fifty Nine and NO/100 Dollars ($9,459.00) per month, for the balance of the Sublease term. Upon full execution of the Sublease agreement until the Commencement date of the Sublease Agreement, Sublessor shall provide Sublessee early occupancy of the Premises rent free. During the early occupancy period all other terms and conditions of the Sublease and Master Lease shall be in full force and effect.

6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities or insurance, then Sublessee shall pay to Sublessor as additional rent One Hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term,

     7. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Nine Thousand Four Hundred Fifty Nine and No/100 Dollars ($9,459.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

     8. USE OF PREMISES. The Premises shall be used and occupied only for general office, research and development and light manufacturing , and for no other use or purpose.

     9. ASSIGNMENT AND SUBLETTING. Sublessee shall not assign this Sublease or further sublet all or part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

     10. OTHER PROVISIONS OF SUBLEASE. All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following: Paragraph 2.03 of the Master Lease shall not apply to Sublessee. In addition, the premises shall be delivered in its "AS IS" condition. Sublessor makes no representations or warranties as to the condition of any of the operating systems of the building or the building itself. Sublessor agrees to allow Sublessor to perform any improvements Sublessee deems necessary, at Sublessee's sole cost and expense, subject to Lessor's prior written consent.

Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

     11. ATTORNEYS' FEES. If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

     12. AGENCY DISCLOSURE. Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except BT COMMERCIAL REAL ESTATE, who represents WESCORP, and BT COMMERCIAL REAL ESTATE, who represents CATAPULT COMMUNICATIONS.

In the event that BT COMMERCIAL REAL ESTATE represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

     13. COMMISSION. Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of per agreement Dollars ($________), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

     14. NOTICES. All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

To Sublessor:           Mr. David Maerzke
                        DESCO INDUSTRIES, INC.
                        3651 Chino, CA 91710
                        (909) 627-8178 Phone
                        (909) 627-7449 Fax

To Sublessee:           Ms. Barb Fairhurst
                        Catapult Communications
                        160 South Whisman Road
                        Mountain View, CA 94041
                        (650) 960-1025 Phone
                        (650) 960-1029 Fax

     15. CONSENT BY LESSOR. THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

     16. COMPLIANCE. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: WESCORP                       Sublessee: CATAPULT COMMUNICATIONS

By:___________________________           By:___________________________

Title: _______________________           Title: _______________________

By:___________________________           By:___________________________

Title: _______________________           Title: _______________________

Date: ________________________           Date: ________________________


                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Lessor: __________________________

By: ______________________________

Title: ___________________________

Date: ____________________________

--------------------------------------------------------------------------------
CONSULT YOUR ADVISERS - This document has been prepared for approval by your attorney. No representation or recommendation is made by BT COMMERCIAL REAL ESTATE as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
--------------------------------------------------------------------------------

                                 LEASE AGREEMENT

     THIS LEASE, dated October 4, 2000, by and between: JACK DYMOND LATHING COMPANY, A California Partnership ("Lessor") and CATAPULT COMMUNICATIONS, A Nevada Corporation ("Lessee"), is made with reference to the following facts:

     A. Lessor is the owner of certain industrial property (the "Industrial Center") located at 240 South Whisman, and 190 South Whisman Road (Buildings A, B, C, D, E, F, G, and I) Mountain View, California, consisting of (8) eight buildings having a floor area of approximately 106,132 square feet and related parking facilities and landscaped areas.

     B. Lessee desires to rent a portion of the Industrial Center and Lessor has agreed to lease the same to Lessee, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:

ARTICLE 1. DEMISED PREMISES AND COMMON AREAS

     1.01 Lessor does hereby lease to Lessee, and Lessee does hereby rent from Lessor, that portion of the Industrial Center known as Building B, 190 South Whisman Road, Mountain View, California consisting of approximately 11,500 square feet as shown on the drawing attached hereto as Exhibit "A" and made a part hereof, (the "Demised Premises"), together with the right to use the Common Areas of the Industrial Center as hereinafter described. The parties hereby stipulate and agree that the Demised Premises constitutes 10.84% of the total leasable floor area of the Industrial Center.

     1.02 Lessee shall have the non-exclusive right to use the Common Areas of the Industrial Center, subject to any reasonable rules and regulations concerning such use as may be adopted from time to time by Lessor. The term "Common Areas" shall mean those areas within the Industrial Center provided and designated by Lessor for the general non-exclusive use by the occupants of the Industrial Center and their respective employees, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, driveways, and landscaped areas. Lessor reserves the right of exclusive control and management of the Common Areas, including the right, in Lessor's sole discretion:

          (a) To make alterations or construct additional improvements within the Common Areas;

          (b) To temporarily close any of the Common Areas for maintenance purposes, so long as reasonable access to the Demised Premises remains available; and

          (c) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof.

ARTICLE 2. TERM

     2.01 The term of this Lease shall be a period of ONE (1) YEAR ONE (1) MONTH and NINE (9) DAYS, commencing on January 1, 2002 and ending on February 9, 2003, unless sooner terminated as provided herein.

     2.02 If Lessor, for any reason whatsoever, is unable to deliver possession of the Demised Premises to Lessee on the commencement date specified in Section
2.01 above, Lessor shall not be liable to Lessee for any loss or damage resulting therefrom, nor shall this Lease be void or voidable, but in such event Lessee shall not be liable for rent or other sums due Lessor until possession of the Demised Premises is offered to Lessee. No delay in delivery of possession shall operate to extend the term hereof unless otherwise stipulated in writing by the parties. Notwithstanding the above, lessor will make every effort to enable Lessee to occupy premise no later than ninety days from City Permit approval.

     2.03 Provided that Lessee is not then in default in the performance of any of Lessee's obligations hereunder, Lessee shall have one (1) option to extend the term for an additional period of two (2) years. Such option can only be exercised by Lessee giving written notice thereof to Lessor at least one hundred twenty (120) days prior to expiration of the initial term of the lease. The rent during the option period shall be as follows:

                  Year 1:    11,500 sq. ft. @$.98 NNN/sq. ft./mo
                             ($11,270.00 per month)

                  Year 2:    11,500 sq. ft. @$1.01 NNN/sq. ft./mo
                             ($11,615.00 per month)

ARTICLE 3. RENT

     3.01 Lessee shall pay to Lessor as Base Rent for the Demised Premises, in lawful money of the United States, payable in advance on or before the first day of each calendar month without any deduction, offset or demand, the following amount:

     TEN THOUSAND NINE HUNDRED TWENTY-FIVE AND 00/100 DOLLARS ($10,925.00).

     3.02 If the commencement date is not the first day of a calendar month, or if the termination date is not the last day of a calendar month, the monthly rental for the fractional month shall be prorated on the basis of a thirty (30) day month.

     3.03 Lessee acknowledges that late payment of rent and any other charges provided herein will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to determine. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Lessor by the terms of any encumbrances against the Industrial Center and penalties on delinquent tax payments. Lessee therefore agrees that if any installment of rent or other charge payable by Lessee hereunder is not received by Lessor within ten (10) days after the same becomes due, Lessor shall be entitled to collect an additional sum equal to one percent (1.%) of the delinquent payment for each month or fraction thereof that the rent or other charge remains unpaid. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any other rights and remedies available to Lessor hereunder or provided by law.

ARTICLE 4. SECURITY DEPOSIT: WAIVED


ARTICLE 5. USE

     5.01 The Demised Premises shall be used and occupied by Lessee solely for Office, R&D, Distribution and Warehouse and for no other or additional purpose without the prior written consent of Lessor.

     5.02 Lessee shall not use the Demised Premises or permit anything to be done in or about the Demised Premises which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be in force, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of any fire or other insurance covering the Industrial Center or any of its contents, or cause any change or cancellation of such insurance. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee. Lessee shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants in the Industrial Center, or injure or annoy them, or use or allow the Demised Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Demised Premises or commit or suffer to be committed any waste in, on or about the Demised Premises.

ARTICLE 6. LEASEHOLD IMPROVEMENTS

     6.01 Lessor shall have no obligation to make any alterations or improvements to the Demised Premises for the benefit of Lessee except as may be specifically described in a written addendum to this Lease executed by Lessor and Lessee. By taking possession of the Demised Premises, Lessee accepts and acknowledges the Demised Premises as being in good order, condition and repair. Acceptance of the Demised Premises shall constitute acceptance of any alterations and improvements therein performed by Lessor. Lessee acknowledges that neither Lessor nor anyone acting on Lessor's behalf has made any representation or warranty as to the suitability or fitness of the Demised Premises for the conduct of Lessee's business or for any other purpose.

     6.02 Lessee may perform, at Lessee's own expense, the alterations and improvements to the Demised Premises as described in Exhibit "B", attached hereto and made a part hereof, and Lessor hereby consents to the performance of such work. Lessee may have access to the Demised Premises prior to the commencement of the lease term for the purpose of installing Lessee's improvements, provided that such work does not obstruct or interfere with the work being performed therein by Lessor. No delay by Lessee in the completion of Lessee's work, shall delay commencement of the lease term on the date specified in Section 2.01, unless such delay was directly and primarily caused by Lessor. Lessor may submit a bid to Lessee for performance of the work described in Exhibit "B" by Lessor, but Lessee shall not be obligated to utilize the services of Lessor and may select any licensed contractor to perform such work. Lessee shall not be required to remove lease hold improvements at the end of the lease term.

     6.03 Except as expressly provided herein, Lessor shall have no obligation to make any alterations or improvements to the Demised Premises for the benefit of Lessee. Lessee acknowledges that neither Lessor nor anyone acting on Lessor's behalf has made any representation or warranty as to the suitability or fitness of the Demised Premises for the conduct of Lessee's business or for any other purpose.

ARTICLE 7. UTILITIES AND SERVICES

     7.01 Lessor shall provide separate electricity and gas meters for the Demised Premises. Lessee shall establish its own account with the utility company to provide electricity and gas service to the Demised Premises and shall pay all fees and charges for such services directly to the utility company.

     7.02 Lessee shall pay, as additional rent, the cost of the following utilities and services furnished to the Demised Premises:

          (a) 16.25% of all water, sewer, and Common Area maintenance charges for the Industrial Center, City of Mountain View, account number 3070-43600.00 and 3070-440000.00 as billed to Lessee by Lessor, and 10.84%
     of the following, including but not limited to, landscape maintenance, lighting maintenance, utility charges, and parking lot sweeping.

          (b) Garbage collection charges attributable to the Demised Premises, as billed to Lessee by Lessor according to Lessee's actual usage thereof.

The foregoing charges shall be due and payable to Lessor within ten (10) days after receipt of a billing therefore by Lessee. Billing shall occur on a monthly basis. If requested, lessor shall provide lessee copies of the actual bills for charges lessee is responsible to pay his pro rata share of. (See paragraph 31 below)

     7.03 Lessor shall maintain the Common Areas of the Industrial Center in good condition and repair, except for damage occasioned by the act of Lessee or Lessee's agents or invitees, which damage shall be repaired by Lessor at Lessee's expense. Lessor shall have no obligation to provide janitorial service for the Demised Premises.

     7.04 Lessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rent provided herein be abated by reason of Lessor's failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor dispute, or by limitation, curtailment, rationing or restrictions on use of electricity, gas, water or other utility, or any other cause, similar or dissimilar, beyond the reasonable control of Lessor.

ARTICLE 8. INDEMNITY AND INSURANCE

     8.01 Lessee hereby waives any and all claims against Lessor for damage to any property or injury to or death of any person in, upon or about the Demised Premises, arising at any time and from any cause other than solely by reason of the negligence or willful misconduct of Lessor. Lessee further expressly indemnifies and holds Lessor harmless from and against any and all claims, demands, causes of action, liabilities, costs or expenses, including attorney's fees, occasioned by or in any way connected with the condition, use or misuse of the Demised Premises, or occasioned by any act or omission of Lessee and Lessee's agents, servants, employees, invitees or other persons who may come upon the Demised Premises, except for damage to any property or injury to or death of any person caused solely by the negligence or willful misconduct of Lessor.

     8.02 Lessee hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Lessee's expense, a policy or policies of comprehensive general liability insurance, insuring against all liability of Lessee and Lessee's authorized representatives, agents and invitees arising out of or in connection with Lessee's use and occupancy of the Demised Premises and also insuring performance by Lessee of the indemnity provisions set forth in
Section 8.01. The initial amount of such insurance shall be at least $2,000,000.00, and shall be subject to periodic increase based upon inflation, provided increased amount is commercially reasonable and available, recommendations by Lessor's insurance advisors, and other relevant factors. However, the amount of such general liability insurance shall not limit Lessee's liability nor relieve Lessee of any obligations under this Lease. The general liability insurance policy shall name Lessor as an insured party thereunder, and no cancellation or reduction in coverage will be made without thirty (30) days prior written notice by Lessee to Lessor unless lessee is prevented from giving thirty (30) days notice due to circumstances beyond lessee's control. A copy of the policy or a certificate of insurance shall be furnished to Lessor.

     8.03 Lessor shall maintain in full force and affect a policy or policies covering loss or damage to the Industrial Center, to the extent of the replacement value thereof. Such policy or policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and any other perils (excluding flood and earthquake) which Lessor deems necessary. Lessor shall also maintain in full force and effect a rental income insurance policy, with loss payable to Lessor, in an amount equal to one year's gross rent from the Industrial Center, which insurance shall also cover all real estate taxes and insurance costs for said period. Lessee shall pay to Lessor, as additional rent, an amount equal to 100% of the premiums paid by Lessor for the hazard and rental income insurance policies described herein for Building B, 190 South Whisman Road, Mountain View, California, such amount to be paid within ten (10) days after Lessee's receipt of a billing therefore from Lessor. Lessee shall be responsible for maintaining its own insurance covering the personal property, trade fixtures and removable leasehold improvements owned by Lessee and located upon the Demised Premises.

     8.04 Lessor and Lessee each hereby waive any and all rights of recovery against the other, or against the agents, employees or representatives of the other, on account of loss or damage to the property of the waiving party to the extent that such loss or damage is insured against under any insurance policies which either Lessor or Lessee may have in force at the time of such loss or damage. Lessee shall, upon obtaining the insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Lessee shall cause each insurance policy obtained by Lessee to provide that the insurance company waives all right of recovery by way of subrogation against either Lessor or Lessee in connection with any damage covered by such policy.

ARTICLE 9. REPAIRS AND MAINTENANCE

     9.01 Lessee shall, at all times during the term hereof and at Lessee's own expense, keep and maintain the Demised Premises and every part thereof in good condition and repair. Lessee hereby waives all rights to make repairs at the expense of Lessor or in lieu thereof to vacate the Demised Premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect (see paragraph 31 below).

     9.02 The obligations of Lessee to maintain the Demised Premises shall not include the roof or structural components of the building. Moreover, Lessor hereby warrants to Lessee that all mechanical, electrical, plumbing and other systems within the Demised Premises are in good operating condition and repair.

ARTICLE 10. TAXES AND ASSESSMENTS

     10.01 Lessee shall pay to Lessor, as additional rent, 16.25% of all real property taxes levied or assessed against parcel number 160-64-017-00 during the Lease term, except that:

          (a) Lessee shall pay 100% of any increase in real property taxes attributable to the alterations and improvements described in Exhibits "A" and "B" attached hereto, and any other alterations or improvements to the Demised Premises constructed by or for the benefit of Lessee;

          (b) Lessee shall not be charged for any increase in real property taxes after the date hereof solely attributable to alterations or improvements constructed or installed within the Industrial Center as leasehold improvements for the use and benefit of any other tenant or tenants.

          (c) Lessee shall not be responsible for tax increases associated with a sale or transfer of the property.

     10.02 Payment by Lessee of the real property taxes referred to herein shall be made within ten (10) days after Lessor furnishes to Lessee a copy of the tax bill showing the total amount of property taxes levied or assessed against the Industrial Center, the amount thereof payable by Lessee, and the calculation utilized by Lessor to determine such amount. Billing shall be in two installments made by Lessor on or about February 1, and November 1, of each year of the Lease.

     10.03 As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax imposed on the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal agency, or any school, sanitary, fire, street, drainage, or other improvement district. The term shall also include any tax, fee, levy, assessment, or charge imposed by any taxing authority upon Lessor's right to receive, or the receipt of, rent or income from the Industrial Center, or against Lessor's business of leasing the Industrial

Center. However, the term "real property taxes" does not include Lessor's federal or state personal income or franchise taxes.

     10.04 Lessee shall pay prior to delinquency all taxes levied or assessed against the trade fixtures, equipment, furnishings, and other personal property of Lessee located upon the Demised Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, equipment, furnishings, and other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after Lessor furnishes to Lessee a written statement describing the property in question and showing the amount of tax thereon payable by Lessee.

ARTICLE 11. ALTERATIONS AND IMPROVEMENTS

     11.01 Except for the leasehold improvements authorized to be performed by Lessee under Section 6.02, Lessee shall not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld), make any alterations, additions or improvements in, on or about the Demised Premises, if the alterations and improvements exceed $10,000.00 in cost. As a condition to giving such consent, Lessor may require Lessee to provide Lessor a surety bond or other security satisfactory to Lessor to insure Lessor against mechanics' and materialmen's liens and to insure completion of the work.

     11.02 All alterations, additions and improvements, whether temporary or permanent in character, made by Lessee in, on or about the Demised Premises, except movable trade fixtures installed at the expense of Lessee, shall, in the absence of a written request by Lessor, which written request shall be given at the time Lessee requests permission to make improvement, for their removal, become the property of Lessor and shall remain upon and be surrendered with the Demised Premises at the termination of this Lease by lapse of time or otherwise without compensation to Lessee.

ARTICLE 12. DAMAGE OR DESTRUCTION

     12.01 If the demised Premises, or other portion of the Industrial Center of which the Demised Premises constitute a part, are damaged, by fire or other casualty, Lessor shall forthwith repair the same, provided such repairs can, in Lessor's opinion, be completed within ninety (90) days. In such event, this Lease shall remain in full force and effect except that if there is damage to the Demised Premises and such damage was not the result of negligence or willful misconduct of Lessee or Lessee's employees or invitees, the rent payable by Lessee shall be abated while the repairs are being made by the extent to which the Demised Premises are unusable by Lessee in the normal conduct of Lessee's business. If the repairs cannot, in Lessor's opinion, be completed within ninety
(90) days, Lessor may, at Lessor's option, make the repairs and this Lease shall continue in full force and effect, subject to abatement of rental as hereinabove in this Section provided. In the event Lessor does not elect to make the repairs which cannot be completed within ninety (90) days, and provided the damage affects the Demised Premises or common areas necessary to Lessee's use, Lessor shall give written notice of such fact to Lessee within thirty (30) days after the date on which the damage occurred and either Lessor or Lessee may, within thirty (30) days after the giving of such notice, terminate this Lease. Lessee shall have the right to make improvements and continue the lease, subject to abatement of rental as provided in this section, if Lessor does not elect to make the repairs which cannot be completed within ninety (90) days.

     12.02 Notwithstanding the provisions of Section 12.01 above, Lessor shall have the option of terminating this Lease in any of the following circumstances:

          (a) Where the damage or destruction arises from a casualty or cause not covered by Lessor's insurance then in force.

          (b) Where the building in which the Demised Premises are located is damaged or destroyed to the extent of 33-1/3 percent or more of the replacement cost thereof, whether the Demised Premises be insured or not.

          (c) Where the repairs cannot be made by reason of any statute, ordinance, rule or regulation of any governmental authority.

     12.03 If Lessor is obligated or elects to repair any damage pursuant to this Article, Lessor shall not be required to repair or replace any improvements installed in the Demised Premises by Lessee, other than building standard tenant improvements made by Lessor, and Lessee shall, at Lessee's own expense, repair and restore Lessee's portion of such improvements.

     12.04 A total destruction of the entire building in which the Demised Premises are located shall automatically terminate this Lease.

     12.05 Except as otherwise expressly provided in this Article, Lessee hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4).

ARTICLE 13. CONDEMNATION

     13.01 If all of the Demised Premises or so much thereof is taken by right of eminent domain, or purchase in lieu thereof, such that the Demised Premises are no longer reasonably suitable for Lessee's use, this Lease shall terminate as of the date that possession of the Demised Premises or part thereof is taken.

     13.02 If any part of the Demised Premises is taken and the remaining part thereof (after reconstruction of the then existing building) is reasonably suitable for Lessee's use, this Lease shall, as to the part so taken, terminate as of the date that possession of such part is taken and the rent payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Demised Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Demised Premises immediately prior to the taking. Lessor shall, at Lessor's expense, make all necessary repairs or alterations to restore the remaining Demised Premises to a complete architectural unit.

     13.03 No award for any partial or entire taking shall be apportioned and Lessee hereby assigns to Lessor all of Lessee's interest therein, except that Lessee shall be entitled to any portion of the award specifically designated as compensation for the taking of personal property belonging to

Lessee, for the interruption of Lessee's business, for Lessee's moving costs or loss of goodwill suffered by Lessee and for the cost of improvements to the premises paid by Lessee. No temporary taking of the Demised Premises shall terminate this Lease or give Lessee any right to abatement of rent hereunder; any award recovered by Lessee for such temporary taking shall belong entirely to Lessee and Lessor shall have no interest therein. Each party agrees to execute and deliver to the other all instruments and documents that may be required to implement the provisions of this Section.

ARTICLE 14. ASSIGNMENT AND SUBLETTING

     14.01 Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, pledge, hypothecate or encumber all or any part of Lessee's interest in this Lease or in the Demised Premises or any part thereof, without Lessor's prior written consent and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. If Lessee is a corporation, or partnership any transfer of a controlling ownership interest in the stock of Lessee shall constitute an assignment hereunder.

     14.02 If Lessee complies with the following conditions, Lessor shall not unreasonably withhold Lessor's consent to the assignment of this Lease or the subletting of the Demised Premises or any portion thereof. Lessee shall submit in writing to Lessor:

          (a) The name and legal composition of the proposed Assignee or Sublessee;

          (b) The terms and provisions of the proposed Assignment or Sublease;
     and

          (c) Such financial information as Lessor may reasonably request concerning the proposed Assignee or Sublessee.

     14.03 No consent by Lessor to any assignment or subletting by Lessee shall relieve Lessee of any obligation to be performed by Lessee under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Lessor to any assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor's express written consent to any other assignment or subletting. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provisions of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

ARTICLE 15. TRANSFER OF LESSOR'S INTEREST

     15.01 Lessor shall have the right at any time to sell, transfer, assign, pledge, hypothecate or otherwise dispose of Lessor's interest in the Demised Premises and in this Lease. In the event of any such sale, transfer, assignment, pledge, hypothecation or other disposition, all obligations of Lessor hereunder shall devolve upon the transferee and Lessor shall be released and discharged from all further obligation or liability hereunder; provided, that Lessor shall be responsible for any funds in the hands of Lessor in which Lessee has an interest until such funds have been delivered to the transferee. Lessee agrees to attorn to the transferee provided all of Lessor's obligations hereunder are assumed by the transferee in writing for the benefit of Lessee.

ARTICLE 16. MECHANICS' LIENS

     16.01 Lessee shall keep the Demised Premises free and clear of all mechanics' liens resulting from any construction work done by or for Lessee. Lessee shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Lessor, Lessee procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half (1-1/2) times the amount of the claim of lien or other security satisfactory to Lessor. If used, the bond shall meet the requirements of Section 3143 of the California Civil Code and shall provide for the payment of any sum that the claimant may recover on the claim, together with costs of suit. Should Lessee fail to discharge any such lien or cause the same to be released within sixty (60) days from the date the lien is filed, Lessor may, without inquiring into the validity thereof, cause the same to be discharged and all amounts so expended by Lessor, together with reasonable attorney's fees and expenses, shall be paid by Lessee to Lessor as additional rent hereunder, together with interest thereon at the rate of fifteen percent (15%) per annum. Lessee shall give ten (10) days prior written notice to Lessor of the date on which any construction work will be commenced so as to afford Lessor the opportunity to post a notice of nonresponsibility.

ARTICLE 17. ENTRY BY LESSOR

     17.01 Lessor and Lessor's authorized representatives shall have the right to enter the Demised Premises with 24 hour prior verbal notice unless in cases of emergency at reasonable hours for any of the following purposes:

          (a) To examine and inspect the Demised Premises;

          (b) To supply any service to be provided by Lessor to Lessee hereunder;

          (c) To perform any necessary maintenance or repairs that Lessor is required or permitted to perform hereunder;

          (d) To serve, post or keep posted any notices required or allowed under the provisions of this Lease;

          (e) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last one hundred twenty (120) days of the Lease term, or during any period while Lessee is in default;

          (f) To show the Demised Premises to prospective tenants, buyers, lenders or other persons at any time during the Lease term;

          (g) To do any other act or thing necessary for the safety or preservation of the Demised Premises or the Industrial Center.

     17.02 Lessor shall at all times have and retain a key with which to unlock all of the doors in, on or about the Demised Premises (excluding Lessee's vaults, safes and other secured areas designated in writing by Lessee in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency in order to obtain entry to the Demised Premises, and any entry to the Demised Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises, or an eviction, actual or constructive, of Lessee from the Demised Premises, or any portion thereof.

ARTICLE 18. DEFAULT BY LESSEE

     18.01 The occurrence of any one or more of the following events ("Events of Default") shall constitute a material default and breach of this Lease by
Lessee:

          (a) Unless cured within ten day period following due date, any failure by Lessee to pay any rental or any other sum required to be paid by Lessee hereunder, as and when the same becomes due and payable.

          (b) Any failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for ten (10) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that it cannot reasonably be cured within such ten (10) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

          (c) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days); the appointment of a trustee or receiver to take possession of substantially all of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Demised Premises or of Lessee's interest in this Lease, where such seizure is not discharged within forty-five (45) days.

     18.02 Any notice given under this Article shall specify the Event of Default and the applicable lease provisions, and shall demand that Lessee perform the provisions of this Lease, within the applicable period of time. No such notice shall be deemed a forfeiture or a termination of this Lease provided Lessee cures the default within the applicable period of time.

ARTICLE 19. LESSOR'S REMEDIES UPON DEFAULT

     19.01 Lessor shall have the following remedies upon the occurrence of an Event of Default, such remedies being cumulative and not exclusive and in addition to any other remedies available to Lessor as now or hereafter provided by law:

          (a) Lessor can continue this Lease in full force and effect, and the Lease will continue in effect as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due, irrespective of whether Lessee shall have abandoned the Demised Premises. During the period Lessee is in default, Lessor can enter the Demised Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in such reletting, including, without limitation, broker's commissions and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent specified in this Lease on the dates when the same becomes due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Demised Premises, Lessee shall have the right to assign or sublet Lessee's interest in this Lease pursuant to Article 14, but Lessor's consent may be conditioned upon all defaults by Lessee being fully cured at the time of assignment or subletting.

          (b) Lessor can terminate Lessee's right to possession of the Demised Premises at any time during Lessee's default. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Demised Premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to recover from Lessee:

               (1) The worth, at the time of the award, of the unpaid rent that has been earned at the time of termination of this Lease; plus

               (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; plus

               (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

               (4) Any other amount, and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

     "The worth, at the time of the award," as used in (1) and (2) above, is to be computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. "The worth, at the time of the award" as used in (3) above is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). The term "rent," as used in this Article shall be deemed to include all monetary sums required to be paid by Lessee pursuant to the terms of this Lease.

ARTICLE 20. LESSOR'S RIGHT TO CURE DEFAULTS

     20.01 If Lessee shall fail to pay any sum of money, other than rent, required to be paid by Lessee hereunder, or shall fail to perform any other act on Lessee's part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Lessor, Lessor may, but shall not be obligated to do so, and without waiving or releasing Lessee from any obligations of Lessee, make such payment or perform any such other act on Lessee's part to be made or performed hereunder. All sums expended by Lessor, including necessary incidental costs, shall be deemed additional rent hereunder and shall be payable to Lessor immediately upon demand, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of expenditure to the date of reimbursement.

ARTICLE 21. COSTS OF SUIT

     21.01 In the event legal action between Lessor and Lessee shall become necessary in order to enforce or interpret this Lease, or any provision contained herein, the prevailing party shall be entitled to recover all costs and expenses as may be incurred in connection therewith, including reasonable attorney's fees.

     21.02 Should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by Lessee or by any third party against Lessee, or by or against any person holding under or using the Demised Premises by license of Lessee, or for the foreclosure of any lien for labor or materials furnished to or for Lessee or any such other person or otherwise arising out of or resulting from any act or transaction of Lessee or of any such other person, Lessee covenants to save and hold Lessor harmless from any judgment rendered against Lessor or the Demised Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with such litigation.

ARTICLE 22. SUBORDINATION

     22.01 In the event the holder of any deed of trust hereafter to be placed against the Demised Premises requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance if Lessor first obtains from the holder of the deed of trust a written agreement providing that for so long as Lessee shall perform all of Lessee's duties and obligations hereunder, no foreclosure, deed given in lieu of foreclosure or sale under such deed of trust shall affect Lessee's rights under this Lease. Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Lessee shall execute the written agreement and any other documents required by the holder of the deed of trust to accomplish the purposes of this Article, and upon Lessee's failure or refusal to do so within five (5) days after demand, Lessee hereby appoints Lessor as Lessee's attorney-in-fact to execute such agreement or other documents for and on behalf of Lessee. The power of attorney granted herein shall be deemed to be coupled with an interest and to be irrevocable.

ARTICLE 23. ESTOPPEL CERTIFICATE

     23.01 Each party, within ten (10) days after notice from the other, shall execute and deliver to the other, in recordable form, a certificate provided by Lessor at no cost to Lessee stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified stating the modifications. The certificate also shall state the amount of monthly rent, the dates to which the rent has been paid in advance, the amount of any security deposit or prepaid rent, and shall further certify that there is no incurred default by the other party under the Lease, or specify such default, if any is claimed. Failure to deliver the certificate within the ten (10) days, shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate, and any successor to the party requesting the certificate, that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate, that there are no incurred defaults by the party requesting the certificate and that not more than one (1) month's rent has been paid in advance.

ARTICLE 24. HOLDING OVER

     24.01 If Lessee remains in possession of all or any part of the Demised Premises after the expiration of the term hereof, with the express or implied consent of Lessor, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term and in such case rent shall be double the amount payable at the expiration of the term of this Lease. Other monetary sums due hereunder, and such month to month tenancy, shall be subject to every other term, covenant and agreement contained herein.

ARTICLE 25. SURRENDER

     25.01 Upon the expiration or earlier termination of this Lease, Lessee shall surrender the Demised Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Lessee shall remove all of Lessee's personal property and trade fixtures and shall repair, at Lessee's expense, any damage to the Demised Premises or the Industrial Center caused by such removal, including, without limitation, repair of floors and patching and repainting of walls where required, all to Lessor's reasonable satisfaction. Any personal property or trade fixtures not removed at the expiration or earlier termination of this Lease shall be deemed abandoned by Lessee. If Lessor so elects, Lessee shall also remove any alterations or improvements installed by or for Lessee which would otherwise remain as part of the Demised Premises and Lessee shall restore the Demised Premises to their condition prior to such installation.

     25.02 Should Lessee fail to remove any personal property or trade fixtures, or fail to remove any alterations or improvements as requested by Lessor, Lessee shall be liable to Lessor for any and all removal costs, transportation and storage expenses, and the cost of restoring the Demised Premises as required herein. Lessee shall indemnify Lessor against any loss, damage or liability resulting from delay by Lessee in so surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenants founded on such delay.

ARTICLE 26. WAIVER

     26.01 No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Lessor in writing. The receipt and acceptance by Lessor of delinquent rent shall constitute only a waiver of timely payment for the particular rent payment involved.



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

ARTICLE 27. QUIET ENJOYMENT

     Lessor hereby covenants with Lessee that upon payment by Lessee of the rent as aforesaid and upon observance and performance of the terms of this Lease by Lessee, Lessee shall peaceably hold and enjoy the Demised Premises for the term hereby demised without hindrance or interruption by Lessor or any person or persons lawfully or equitably claiming by, through or under Lessor.

ARTICLE 28. NOTICES

     28.01 All notices or demands required or permitted to be given hereunder shall be in writing and shall be either personally served or mailed by certified mail, return receipt requested, to the other party at the following addresses:

       To Lessor:                         To Lessee:

       JACK DYMOND LATHING COMPANY        CATAPULT COMMUNICATIONS
       450 First Street                   160 South Whisman Road
       Los Altos, CA 94022                Building F
                                          Mountain View, CA 94041

     28.02 Either party may change the foregoing address by giving notice to the other in the manner provided herein. Any notice sent by mail shall be deemed received on the second business day following deposit of the notice in the United States Mail, with proper postage prepaid thereon.

ARTICLE 29. MISCELLANEOUS PROVISIONS

     29.01 Captions. The captions used in this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any provision contained herein.

     29.02 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any prior agreements or understandings, whether written or oral. This Agreement can only be modified by a written amendment hereto executed by both parties.

     29.03 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     29.04 Time. Time is hereby declared to be of the essence of this Lease and each and every provision hereof.

     29.05 Corporate Authority. If Lessee is a corporation, each of the persons executing this Lease on behalf of Lessee does hereby represent and warrant that Lessee currently is in good standing in the state of its incorporation, that Lessee is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each person executing this Lease on behalf of the corporation is duly authorized and empowered to do so.



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

     29.06 Calendar Days. All references herein to any acts or obligations to be performed within a certain number of days shall mean calendar days, unless otherwise specified.

     29.07 Effective Date. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and this instrument is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee, in which event this Lease shall become effective on the date of execution or such other date as may be specified in writing signed by Lessor and Lessee.

     29.08 Choice of Law. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     29.09 Memorandum of Lease. This Lease Agreement shall not be recorded but the parties may agree to execute and record a Memorandum of Lease, in form satisfactory to Lessor and Lessee.

     29.10 Successors and Assigns. Subject to the restrictions against assignment and subletting by Lessee, this Lease shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

     THIS LEASE CANCELS AND SUPERCEDES THAT OPTION TO LEASE DATED JANUARY 15, 2000 (Page 1) AND FEBRUARY 17, 2000 (Page 2) BETWEEN LESSOR AND LESSEE.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year first above written.

                                            LESSOR:

                                            JACK DYMOND LATHING COMPANY, a
                                            California Partnership

                                            By:
                                                --------------------------------

                                            Date:
                                                  ------------------------------


                                            LESSEE:

                                            CATAPULT COMMUNICATIONS, a
                                            California Corporation

                                            By:
                                                --------------------------------

                                            Date:
                                                  ------------------------------




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